Exhibit 99.10

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	)	CASE NO.	2-05-BK-17104-RTB
)
THREE-FIVE SYSTEMS, INC.	)	BUSINESS AND INDUSTRY
	)	MONTHLY OPERATING REPORT
)
	)	MONTH OF	January-06
)
	)	DATE PETITION FILED:	08-Sep-05
Debtor	)
	)	TAX PAYER ID NO. :	86-0654102

Nature of Debtor's Business: TFS provides specialized electronics manufacturing service to original equipment manufacturers.

DATE DISCLOSURE STATEMENT FILED		1/6/2006
DATE PLAN OF REORGANIZATION FILED		1/6/2006

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND
THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY		TITLE

Carl H. Young, III		2/15/2006
PRINTED NAME OF RESPONSIBLE PARTY		DATE

PREPARER:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF PREPARER		TITLE

Carl H. Young, III		2/15/2006
PRINTED NAME OF PREPARER		DATE

PERSON TO CONTACT REGARDING THIS REPORT:		Carl H. Young, III

PHONE NUMBER:		480-607-2628

ADDRESS:		7702 E Doubletree Ranch Rd.
Suite 300
Scottsdale AZ 85258

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

				CURRENT MONTHS
Case Number: 2-05-BK-17104-RTB				RECEIPTS AND DISBURSEMENTS

BANK ACCOUNTS
	SVB Operating	B of A DIP	B of A DIP	Payroll	Tax	Total
	#	Checking	Money Market	#	#

Balance at Beginning of Period	32,722.08	250,635.97	4,753,852.73			5,037,210.78

RECEIPTS
Cash Sales
Accounts Receivable		314,965.59				314,965.59
Interest Income			6,048.06			6,048.06
Loans and Advances
Sale of Assets
Transfers from Other DIP Accounts		232,722.08				232,722.08
Other (attach list)		13,283.89				13,283.89

TOTAL RECEIPTS		560,971.56	6,048.06			567,019.62

DISBURSEMENTS
Business - Ordinary Operations		223,355.55				223,355.55
Capital Improvements
Pre-Petition Debt
Transfers to Other DIP Accounts	32,722.08		200,000.00			232,722.08
Other (attach list)	859.65					859.65

Reorganization Expenses:
Attorney Fees
Accountant Fees
Other Professional Fees		143,005.38				143,005.38
U. S. Trustee Quarterly Fee
Court Costs

TOTAL DISBURSEMENTS	33,581.73	366,360.93	200,000.00			599,942.66

Balance at End of Month (See Note Below)	(859.65)	445,246.60	4,559,900.79			5,004,287.74
*Information provided above should reconcile with balance sheet and income statement amounts
DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
Total Disbursements From Above						599,942.66
Less: Transfers to Other DIP Accounts						232,722.08
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)
Total Disbursements for Calculating Quarterly Fees						367,220.58

Balance at End of month excludes the following: Petty Cash and Miscellaneous cash of $1,473.73.

THREE-FIVE SYSTEMS, INC.

YTD1/31/2006

TFS Corp 1/31/06

Income Statement (Totals may not add due to rounding.)

Net Sales	0
Total Cost of Sales	0
Gross Margin	0

Total Admin	568,667
Total SG&A	568,667
Loss (Gain) on Sale of Assets	3,000
Total Operating Expenses	571,667

Operating Income/(Loss)	(571,667)

Interest Income	17,206
Interest & Other Inc/(Exp)	17,206
Profit/(Loss) Before Tax	(554,461)
Income Taxes	0
Net Income/(Loss)	(554,461)

THREE-FIVE SYSTEMS, INC.	YTD1/31/2006
ASSETS	TFS Corp 1/31/06

CASH AND CASH EQUIVALENT	5,005,761
ACCOUNTS RECEIVABLE PRE	1,477,482
ACCOUNTS RECEIVABLE POST	217,949
INTERCO RECEIVABLE-TFS DI	1,997,189
INTERCO RECEIVABLE-REDMOND	13,073,059
INTERCO - TFS EMS POST FILING	39,125
ASSETS HELD FOR SALE	1,465
OTHER CURRENT ASSETS	1,566,441

TOTAL CURRENT ASSETS	23,378,471

PLANT, PROPERTY & EQUIPMENT	217,899
ACCUMULATED DEPRECIATION	(217,899)

NET FIXED ASSETS	0

OTHER ASSETS	2,160,520
INVESTMENT TFS DI	100

TOTAL ASSETS	25,539,091

Balance Sheet (Unaudited) Totals may not add due to rounding.

LIABILITIES & EQUITY

ACCOUNTS PAYABLE PRE	3,860,469
ACCOUNTS PAYABLE POST	846,125
OTHER ACCRUED LIABILITIES PRE	858,601
OTHER ACCRUED LIABILITIES POST	413,111

TOTAL CURRENT LIABILITIES	5,978,305

TOTAL LONG-TERM LIABILITIES	0

TOTAL LIABILITIES	5,978,305

STOCKHOLDER'S EQUITY:
COMMON STOCK OUTSTANDING	219,958
TREASURY STOCK	(1,170,526)
ADDITIONAL PAID-IN CAPITAL	201,071,985
RETAINED EARNINGS-CURRENT	(554,461)
RETAINED EARNINGS-PRIOR	(180,006,170)

TOTAL STOCKHOLDER'S EQUITY	19,560,786

TOTAL LIABILITIES & EQUITY	25,539,091

Case Number: 2-05-17104-RTB		STATUS OF ASSETS
*Information provided on this page should reconcile with balance sheet amounts
ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	1,695,431.35		9,257.88	1,686,173.47
Less Amount Considered Uncollectible	0.00	0.00
Net Accounts Receivable	1,695,431.35	0.00	9,257.88	1,686,173.47

DUE FROM INSIDER
Schedule Amount	N/A
Plus: Amount Loaned Since Filing Date
Less: Amount Collected Since Filing Date
Less: Amount Considered Uncollectible
Net Due From Insiders

INVENTORY
Beginning Inventory	N/A
Plus: Purchases
Less: Cost of Goods Sold
Ending Inventory

Date Last Inventory was taken:	N/A

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	CURRENT AMOUNT
Real Property
Buildings
Accumulated Depreciation
Net Buildings
Equipment	217,899.00			217,899.00
Accumulated Depreciation	(217,899.00)			(217,899.00)
Net Equipment	0.00	0.00	0.00	0.00
Autos/Vehicles
Accumulated Depreciation
Net Autos/Vehicles

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:
NONE

Case Number: 2-05-BK-17104-RTB		STATUS OF LIABILITIES
		AND SENSITIVE PAYMENTS
*Information provided on this page should reconcile with balance sheet and disbursement detail amounts
POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable - Excluding Professional	15,552	23,236	0	(11,849)	4,165
Taxes Payable	0
Notes Payable	0
Professional Fees Payable	830,573	607,401	172,549	47,164	3,460
Secured Debt	0
Other Accrued - Post Petition	413,111	413,111

Total Post-Petition Liabilities	1,259,236	1,043,747	172,549	35,315	7,625
*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders
Name	Reason for Payment		Amount Paid this Month	Total Paid to Date
SEE ATTACHED	Payroll and Expense Reimbursement		39,368.08	217,176.72

Total Payments to Insiders

Professionals
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
SEE ATTACHED	10/26/2005		143,005.38	1,106,107.65

Total Payments to Professionals

Case Number: 2-05-BK-17104-RTB			CASE STATUS

QUESTIONAIRE

			YES	NO
1. Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?			X
2. Are any post-petition receivables (accounts, notes or loans) due from related parties?			X
3. Are any wages past due?				X
4. Are any U. S. Trustee quarterly fees delinquent?				X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)
1. We continued to use the accounts previously established. We set up a Debtor-in-Possession account with Bank of
America in October and are working to transition all activity to this account.
2. TFS EMS Payroll is paid out of corporate. Payroll advances are normally repaid on a monthly basis.

Current number of employees:	4

INSURANCE
Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
See attached.

What steps have been taken to remedy the problems which brought on the chapter 11 filing?
Plan of reorganization filed January 6, 2006.

Identify any matters that are delaying the filing of a plan of reorganization:
None.

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
January 2006

Type	Num	Date	Name	Further Description	Paid Amount	Bank	Pay/Rcpt	Pre/Post
Bill Pmt -Check	WIRE	01/12/2006	BAKERMCKEN	Professional	(3,034.51)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	01/13/2006	FIDELITYNY	401K employee contributions	(1,433.53)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	01/20/2006	SWINDON	Transfer to subsidiary	(3,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	01/26/2006	BAKERMCKEN	Professional	(2,410.91)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	01/30/2006	BRIDGE	Professional	(137,559.96)	B of A Checking	Pay	Post
Bill Pmt -Check	1126	01/11/2006	ACCOUNTEMPS		(182.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1127	01/11/2006	IRON		(9,009.54)	B of A Checking	Pay	Post
Bill Pmt -Check	1128	01/11/2006	JOBBROKERS		(1,386.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1129	01/11/2006	RENA		(258.40)	B of A Checking	Pay	Post
Bill Pmt -Check	1130	01/11/2006	RHOADS	Replacement Payroll Check	(3,092.67)	B of A Checking	Pay	Post
Bill Pmt -Check	1131	01/11/2006	RYANRAPP		(125.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1132	01/20/2006	ACCOUNTEMPS		(896.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1133	01/20/2006	AFLAC		(172.10)	B of A Checking	Pay	Post
Bill Pmt -Check	1134	01/20/2006	BRILLIAN	Building Services at old building	(15,107.69)	B of A Checking	Pay	Post
Bill Pmt -Check	1135	01/20/2006	JOBBROKERS		(714.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1136	01/20/2006	LARSONALLEN		(328.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1137	01/20/2006	MAILWISE		(4,158.00)	B of A Checking	Pay	Post
Check - Void	1089	01/20/2006	MCMANIMIE	lost check- originally written 12/2/05	219.10	B of A Checking	Pay	Post
Bill Pmt -Check	1138	01/20/2006	MCMANIMIE	expense reimbursement	(286.93)	B of A Checking	Pay	Post
Bill Pmt -Check	1139	01/20/2006	QWEST		0.00	B of A Checking	Pay	Post
Bill Pmt -Check	1140	01/20/2006	QWESTKY		(426.36)	B of A Checking	Pay	Post
Bill Pmt -Check	1141	01/20/2006	RENA		(54.40)	B of A Checking	Pay	Post
Bill Pmt -Check	1142	01/20/2006	RYANRAPP		0.00	B of A Checking	Pay	Post
Bill Pmt -Check	1143	01/20/2006	STEVENS		(59.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1144	01/20/2006	QWEST		(2,416.25)	B of A Checking	Pay	Post
Bill Pmt -Check	1145	01/20/2006	RYANRAPP		(565.71)	B of A Checking	Pay	Post
Bill Pmt -Check	1146	01/26/2006	ACCOUNTEMPS		(1,050.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1147	01/26/2006	ASCOM		(193.43)	B of A Checking	Pay	Post
Bill Pmt -Check	1148	01/26/2006	BENTOVIM		(2,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1149	01/26/2006	BLUE CROSS	Medical Claims paid December 2005	(45,174.30)	B of A Checking	Pay	Post
Bill Pmt -Check	1150	01/26/2006	CHAVOUSTIE	Board of Director Fees Oct05-Jan06	(2,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1151	01/26/2006	FENNEMORE		(240.90)	B of A Checking	Pay	Post
Bill Pmt -Check	1152	01/26/2006	GOLDMAN	Board of Director Fees Oct05-Jan06	(2,500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1153	01/26/2006	HIRVELA	Board of Director Fees Oct05-Jan06	(2,500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1154	01/26/2006	HQGLOBAL		(9,191.63)	B of A Checking	Pay	Post
Bill Pmt -Check	1155	01/26/2006	JTANNER	Consulting for sale of subsidiaries	(10,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1156	01/26/2006	MALMBERG	Board of Director Fees Oct05-Jan06	(2,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1157	01/26/2006	MCMANIMIE	expense reimbursement	(52.64)	B of A Checking	Pay	Post
Bill Pmt -Check	1158	01/26/2006	RENA		(231.20)	B of A Checking	Pay	Post
Bill Pmt -Check	1159	01/26/2006	SALTICH	expense reimbursement	(42.78)	B of A Checking	Pay	Post
Bill Pmt -Check	1160	01/26/2006	SILVESTRI	Board of Director Fees Oct05-Jan06	(2,500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1161	01/26/2006	WERNER	Board of Director Fees Oct05-Jan06	(2,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1162	01/26/2006	AZSECSTATE		(3.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1163	01/31/2006	ACCOUNTEMPS		(952.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1164	01/31/2006	FED X		(228.86)	B of A Checking	Pay	Post
Bill Pmt -Check	1165	01/31/2006	FEDX-PA		(501.93)	B of A Checking	Pay	Post
Bill Pmt -Check	1166	01/31/2006	HARTFORD		(3,003.97)	B of A Checking	Pay	Post
Bill Pmt -Check	1167	01/31/2006	JOBBROKERS		(682.50)	B of A Checking	Pay	Post
Bill Pmt -Check	1168	01/31/2006	LINEARNET		(6,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1169	01/31/2006	QWESTKY		(3,473.12)	B of A Checking	Pay	Post
Bill Pmt -Check	1170	01/31/2006	RENA		(34.00)	B of A Checking	Pay	Post
NONAUTO	FSA FUNDING	01/31/2006	FSA FUNDING		(1,704.51)	B of A Checking	Pay	Post
NONAUTO	BANK CHARGES	01/31/2006	BANK CHARGES		(2,667.92)	B of A Checking	Pay	Post
NONAUTO	PAYROLL	01/10/2006	PAYROLL		(36,980.67)	B of A Checking	Pay	Post
NONAUTO	PAYROLL	01/24/2006	PAYROLL		(29,183.57)	B of A Checking	Pay	Post
NONAUTO	TFSEMSPOST	01/11/2006	SUBSIDIARY FUNDING		(4,429.14)	B of A Checking	Pay	Post
NONAUTO	TFSEMSPOST	01/25/2006	SUBSIDIARY FUNDING		(8,381.00)	B of A Checking	Pay	Post
				Total Post Payments	(366,360.93)	B of A Checking
				Total Payments	(366,360.93)	B of A Checking
Deposit	DEPOSIT	01/12/2006	BANK DEPOSIT	LarsonAllen Cobra Payments	10,798.53	B of A Checking	Rcpt	Post
Deposit	DEPOSIT	01/23/2006	BANK DEPOSIT	Refund checks	154.66	B of A Checking	Rcpt	Post
Deposit	DEPOSIT	01/25/2006	BANK DEPOSIT	Transfer from SVB Account	32,722.08	B of A Checking	Rcpt	Post
Deposit	DEPOSIT	01/30/2006	BANK DEPOSIT	Transfer from BofA Money Market Account	200,000.00	B of A Checking	Rcpt	Post
Deposit	DEPOSIT	01/31/2006	BANK DEPOSIT	Lightstat Note Pymt and Centennial Leasing Refund	2,330.70	B of A Checking	Rcpt	Post
General Journal	INTERCOAR	01/31/2006	SUBSIDIARY FUNDING	Payment in transit from subsidiary	314,965.59	B of A Checking	Rcpt	Post
				Total Receipts	560,971.56	B of A Checking
				Net Actitivity	194,610.63	B of A Checking

				Beginning Balance	250,635.97	B of A Checking
				Calculated Ending Balance	445,246.60	B of A Checking

				Ending Cash - Bank of America Checking	445,246.60
				Ending Cash - Bank of America Money Market	4,559,900.79
				Ending Cash - SVB	(859.65)
				Petty Cash	620.31
				Merrill Lynch	0.79
				Cash - SVB CD (Interest)	852.63
				Total Cash Per Balance Sheet	5,005,761.47

January 2006 Cash Payments to Insiders
Three-Five Systems, Inc.

Type	Num	Date	Name	Further Description	Amount	Bank	Pay/Rcpt	Pre/Post
Bill Pmt -Check	1150	01/26/2006	CHAVOUSTIE	Board of Director Fees Oct05-Jan06	(2,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1152	01/26/2006	GOLDMAN	Board of Director Fees Oct05-Jan06	(2,500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1153	01/26/2006	HIRVELA	Board of Director Fees Oct05-Jan06	(2,500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1156	01/26/2006	MALMBERG	Board of Director Fees Oct05-Jan06	(2,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1159	01/26/2006	SALTICH	expense reimbursement	(42.78)	B of A Checking	Pay	Post
Bill Pmt -Check	1160	01/26/2006	SILVESTRI	Board of Director Fees Oct05-Jan06	(2,500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1161	01/26/2006	WERNER	Board of Director Fees Oct05-Jan06	(2,000.00)	B of A Checking	Pay	Post
Payroll	Payroll	01/12/2006	Jack Saltich	Payroll	(12,977.13)
Payroll	Payroll	01/26/2006	Jack Saltich	Payroll	(12,848.17)

					(39,368.08)

				Dec-05	(52,158.18)
				Nov-05	(44,835.62)
				Oct-05	(53,875.91)
				Sep-05	(26,938.93)
				TOTAL TO DATE	(217,176.72)

January 2006 Cash Payments to Professionals
Three-Five Systems, Inc.

Type	Num	Date	Name		Amount	Bank	Pay/Rcpt	Pre/Post
Bill Pmt -Check	WIRE	01/12/2006	BAKERMCKEN	Professional	(3,034.51)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	01/26/2006	BAKERMCKEN	Professional	(2,410.91)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	01/30/2006	BRIDGE	Professional	(137,559.96)	B of A Checking	Pay	Post

			Total		(143,005.38)

			Dec-05		(724,190.95)
			Nov-05		(238,911.32)
			Oct-05		0.00
			Sep-05		0.00
			TOTAL TO DATE		(1,106,107.65)

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
January 2006

Type	Num	Date	Name		Amount	Bank	Pay/Rcpt	Pre/Post

Bill Pmt -Check	WIRE	01/25/2006	SVBBOFA	Transfer to BofA DIP Checking	(32,722.08)	SVB	Pay	Post
NonAuto	Bank Charges	01/31/2006	Bank Charges		(859.65)	SVB	Pay	Post
				Net Actitivity	(33,581.73)	SVB

				Beginning Balance	32,722.08	SVB
				Calculated Ending Balance	(859.65)	SVB

				Balance per Cash Log	(859.65)	SVB
				Difference	0.00	SVB

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
January 2006

Type	Num	Date	Name		Amount	Bank	Pay/Rcpt	Pre/Post

Bill Pmt -Check	101	01/30/2006	THREE FIVE		(200,000.00)	B of A MM	Pay	Post
				Total Post Payments	(200,000.00)
Interest	Interest Earned	01/31/2006			6,048.06	B of A MM	Rcpt	Post
				Total Receipts	6,048.06
				Net Actitivity	(193,951.94)	B of A MM

				Beginning Balance	4,753,852.73	B of A MM
				Calculated Ending Balanace	4,559,900.79	B of A MM

				Balance per Cash Log	4,559,900.79	B of A MM
				Difference	0.00	B of A MM

Three-Five Systems, Inc.
January 2006
Case Number: 2-05-BK-17104-RTB
Insurance coverages

Name & Address & Zip of	Description	Period Covered	Payment Amount
Other Parties			& Frequency
all subject to audit

St. Paul Travelers Casualty	Domestic Commercial Package Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy TE08900351/349
St. Paul, MN 55102

St. Paul Travelers Casualty	Crime Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy 406CH3941
St. Paul, MN 55102

St. Paul Travelers Casualty	Fiduciary Liability Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy 583CM0452
St. Paul, MN 55102

St. Paul Travelers Casualty	International Package Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy TE08900351/349
St. Paul, MN 55102

St. Paul Travelers Casualty	Ocean Marine Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy OC06100183
St. Paul, MN 55102

St. Paul Travelers Casualty	Worker's Compensation Insurance	6/12/05-6/12/06	paid in full
385 Washington Street	Policy WVA8900499
St. Paul, MN 55102

Executive Liability Underwriters	Directors' and Officers' Insurance	10/27/04-10/26/06	paid in full
One Constitution Plaza, 16th Floor	Policy ELU087305-04
Harford, CT 06103

Carolina Casualty Insurance	Employment Practices Insurance	5/1/05-5/1/06	paid in full
8381 Dix Ellis Trail	Policy 46523491
Jacksonville, FL 32256